Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Amended and Restated Supplement dated January 22, 2013 to the

GMO Series Trust Prospectus and Statement of Additional Information,

each dated August 31, 2012

GMO Global Asset Allocation Series Fund

The reference to the benchmark of GMO Global Asset Allocation Series Fund that appears in the Average Annual Total Returns table on page 69 of the Prospectus is amended to “GMO Global Asset Allocation Index.”

Asset Allocation Series Funds

All references to the “GMO International Equity Funds” in the Prospectus are amended to include GMO Risk Premium Fund (“Risk Premium Fund”), a series of GMO Trust offered through a separate prospectus. Any GMO Asset Allocation Series Fund that may invest in the “GMO International Equity Funds” may (but is not required to) invest in Risk Premium Fund, in addition to the other Funds identified in the Prospectus as “GMO International Equity Funds.” For information about Risk Premium Fund, see “Investment in Other GMO Funds” below.

In addition to the principal risks noted in the Prospectus, all of the Asset Allocation Series Funds (except for U.S. Equity Allocation Series Fund) also are subject to Options Risk (as described below).

OPTIONS RISK. There are various risks associated with transactions in exchange-traded and OTC options. The market value of options written by a Fund will be affected by many factors, including changes in the value of underlying securities or indices; changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the stock market and underlying securities; and the remaining time to an option’s expiration. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict a Fund’s ability to purchase or sell options on a particular security. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets. Therefore, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

Investment in Other GMO Funds

The section captioned “Investment in Other GMO Funds” beginning on page 107 of the Prospectus is amended to include the following information:

GMO Risk Premium Fund. GMO Risk Premium Fund (“Risk Premium Fund”), a series of GMO Trust, is not offered by this Prospectus. Risk Premium Fund is managed by GMO.

Risk Premium Fund pays an investment management fee to the Manager at the annual rate of 0.45% of Risk Premium Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

Risk Premium Fund’s investment objective is total return.

The Manager will seek to achieve Risk Premium Fund’s investment objective primarily by selling (writing) put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada and Australia) stock indices.

The Manager determines which options to sell based on its assessment of the aggregate demand for put options on a given stock index. The Manager expects Risk Premium Fund to sell put options on a number of stock indices but, from time to time, Risk Premium Fund may have substantial exposures to a relatively small number of U.S. and/or international stock indices.

Risk Premium Fund may purchase and sell put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (“ETFs”). Risk Premium Fund may transact in exchange-traded or over-the-counter (“OTC”) options, and options utilized by Risk Premium Fund may be cash-settled or physically settled. Risk Premium Fund is also permitted to invest in other securities which the Manager believes will provide positive total return. Risk Premium Fund is permitted to purchase and sell options and other securities tied economically to any country in the world, including emerging countries.

The Manager expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when Risk Premium Fund is selling them, which means that Risk Premium Fund plans to hold sufficient assets to cover the maximum possible loss that the Fund might sustain upon the assignment or exercise of an option sold by Risk Premium Fund.

For collateral and cash management purposes, Risk Premium Fund will invest a substantial portion of its assets in shares of GMO U.S. Treasury Fund, U.S. Treasury bills and other highly rated securities, and unaffiliated money market funds.

A Fund that invests in Risk Premium Fund is subject to all of the risks to which Risk Premium Fund is exposed. The principal risks of an investment in Risk Premium Fund include Market Risk — Equity Securities, Options Risk, Liquidity Risk, Management and Operational Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Market Risk — Fixed Income Securities, Credit Risk, Market Disruption and

Geopolitical Risk and Large Shareholder Risk. Risk Premium Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by Risk Premium Fund may affect Risk Premium Fund’s performance more than if Risk Premium Fund were a diversified investment company. Shareholders of each Fund investing in Risk Premium Fund are indirectly exposed to these risks.

The second paragraph of the section captioned “GMO U.S. Small/Mid Cap Fund” on pages 127–128 of the Prospectus is amended and restated as follows:

U.S. Small/Mid Cap Fund pays an investment management fee to the Manager at the annual rate of 0.45% of U.S. Small/Mid Cap Fund’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of U.S. Small/Mid Cap Fund’s average daily net assets.

Management of the Trust

Ben Inker and Sam Wilderman are the Senior Members and Co-Directors of the Asset Allocation Division of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), and Thomas Hancock and David Cowan are the Senior Members and Co-Directors of the Global Equity Division of GMO (formerly, the “Quantitative Equity Division”). Previously, Mr. Cowan provided research and portfolio management services to GMO’s quantitative equity portfolios since 2006. All references to the “Senior Members” of the Asset Allocation Division and the Quantitative Equity Division in the Prospectus and Statement of Additional Information are amended to reflect the foregoing.

The table on pages 94-95 of the Prospectus that identifies the Senior Member(s) of GMO’s Investment Divisions who are responsible for providing investment management services to the Funds is amended and restated as follows:

Funds	Senior Member(s) (Length of Service)	Title; Business Experience During Past 5 Years
U.S. Equity Series Funds and International Core Equity Series Fund, International Large/Mid Cap Value Series Fund, and International Growth Equity Series Fund	Thomas Hancock (since 1998)	Co-Director, Global Equity Division, GMO. Dr. Hancock has been responsible for overseeing the portfolio management of GMO’s international developed market and global quantitative equity portfolios since 1998.
David Cowan (since 2012)

Co-Director, Global Equity Division, GMO. Mr. Cowan has provided research and portfolio management services to GMO’s quantitative equity portfolios since 2006 and has been the Co-Director of the Global Equity Division since September 2012.

Developed World Stock Series Fund	Thomas Hancock (since 1998)	See above.
	David Cowan (since 2012)	See above.
	Anthony Hene (since 1995)	Member, Global Equity Division, GMO. Mr. Hene has provided

portfolio management services to GMO’s global equity portfolios since 1995.

Foreign Series Fund	Drew Spangler (since 2011)	Director, International Active Division, GMO. Mr. Spangler has been responsible for overseeing the portfolio management of GMO’s international active equity portfolios since May 2011. Previously, Mr. Spangler provided portfolio and research services to GMO’s international active equity portfolios since 1994.

Emerging Countries Series Fund	Arjun Divecha (since 1993)	Director, Emerging Markets Division, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993.

Fixed Income Series Funds	Thomas Cooper (since 1993)	Director, Fixed Income Division, GMO. Mr. Cooper has been responsible for overseeing the portfolio management of GMO’s global fixed income portfolios since 1993.

Asset Allocation Series Funds	Ben Inker (since 1996)	Co-Director, Asset Allocation Division, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.
Sam Wilderman (since 2012)

Co-Director, Asset Allocation Division, GMO. Mr. Wilderman has been responsible for overseeing portfolio management of GMO’s asset allocation portfolios since September 2012. Previously, Mr. Wilderman was Co-Director of GMO’s Global Equity Division.

In addition, the individual(s) identified as “Senior Members” in the “Management of the Fund” section of each Fund’s Fund Summary and in the Statement of Additional Information are amended to reflect the foregoing.